UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2004

Artisoft, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Cambridge Center, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 354-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 16, 2004, Steven G. Manson, President of Artisoft, Inc., ceased to be employed by, and to serve as President of, Artisoft.  Effective immediately upon the termination of Mr. Manson’s employment, Artisoft appointed William Y. Tauscher, its Chairman of the Board and Chief Executive Officer, as its President.

The additional information required to be disclosed herein under Item 5.02(c) of Form 8-K was previously reported under the heading, “Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers,” in Artisoft’s current report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2004, as amended on November 17, 2004, which disclosure is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISOFT, INC.

Date: November 22, 2004	By:	/s/ Duncan G. Perry
Duncan G. Perry Chief Financial Officer